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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 18, 2010
                                                         -----------------


                             OCEAN SHORE HOLDING CO.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                    0-53856             80-0282446
         ----------                    -------             ----------
(State or other jurisdiction of       (Commission         (IRS Employer
incorporation or organization)        File Number)      Identification No.)

                1001 Asbury Avenue, Ocean City, New Jersey 08226
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (609) 399-0012
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.
                ------------

         On February 18, 2010, Ocean Shore Holding Co. issued a press release announcing that its Annual Meeting of Shareholders will be held on June 30, 2010. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

                Exhibit 99.1      Press Release Dated February 18, 2010.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      OCEAN SHORE HOLDING CO.




Date:  February 18, 2010              By: /s/ Steven E. Brady
                                          --------------------------------------
                                          Steven E. Brady
                                          President and Chief Executive Officer